Exhibit 99.1

October 2022 Asia Innovations Group Investor Presentation

Confidential

Disclaimer

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "Business Combination") between Asian Innovations Group Limited ("ASIG" or the "Company") and Magnum Opus Acquisition Limited ("Magnum Opus" or "OPA") and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will ASIG, Magnum Opus or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party publications and sources as well as from research reports prepared for other purposes. Neither ASIG nor Magnum Opus has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. Such data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of ASIG, Magnum Opus or the Business Combination. Viewers of this presentation should each make their own evaluation of ASIG and Magnum Opus and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. The information in this presentation is highly confidential. The distribution of this representation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by ASIG and Magnum Opus and shall be required to return or destroy all copies of this presentation or portion thereof in its possession promptly following request for the return or destruction of such copies by ASIG or Magnum Opus. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This presentation contains trademarks, service marks, trade names and copyrights of ASIG, Magnum Opus and other companies, which are the property of their respective owners.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the U.S. Securities Exchange Act of 1934 ("Exchange Act") that are based on beliefs and assumptions and on information currently available to Magnum Opus and ASIG. These forward-looking statements are based on Magnum Opus's and ASIG's expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing," "target," "seek" or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of ASIG's business plans including its plans to expand, the sources and uses of proceeds from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed Business Combination, any benefits of ASIG's partnerships, strategies or plans as they relate to the proposed Business Combination, anticipated benefits of the proposed Business Combination and expectations related to the terms and timing of the proposed Business Combination, are also forward-looking statements. Although each of Magnum Opus and ASIG believes that it has a reasonable basis for each forward-looking statement contained in this presentation, each of Magnum Opus and ASIG caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond Magnum Opus's and ASIG's control. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed Business Combination, which is expected to be filed by ASIG with the SEC and other documents filed by Magnum Opus or ASIG from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. There may be additional risks that neither Magnum Opus or ASIG presently know or that Magnum Opus and ASIG currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Magnum Opus or ASIG, their respective directors, officers or employees or any other person that Magnum Opus and ASIG will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this presentation or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Magnum Opus or ASIG to predict these events or how they may affect Magnum Opus or ASIG. Except as required by law, neither Magnum Opus nor ASIG has any duty to, and does not intend to, update or revise the forward-looking statements in this presentation or elsewhere after the date this presentation is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this presentation may not occur. Uncertainties and risk factors that could affect Magnum Opus's and ASIG's future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Magnum Opus or ASIG, the combined company or others following the announcement of the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Magnum Opus or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Magnum Opus or ASIG as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Magnum Opus's estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the impact of the ongoing COVID-19 pandemic; changes in laws and regulations that impact ASIG; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Magnum Opus's final prospectus dated March 23, 2021 relating to its initial public offering and in subsequent filings with the SEC by Magnum Opus and ASIG, including the registration statement on Form F-4 relating to the Business Combination expected to be filed by ASIG.

Historical Financial Information and non-GAAP Financial Figures

The 2020 and 2021 historical financial data included in this presentation has been prepared in accordance with the accounting principles generally accepted in the United States ("GAAP") and are subject to updates based on an ongoing external audit in accordance with the Public Company Accounting Oversight Board standards. This presentation includes certain financial measures not presented in accordance with GAAP. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to financial measures under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-tilted measures used by other companies. ASIG believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments about which expense and income are excluded or included in determining these non-GAAP financial measures.

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Confidential

Disclaimer (Cont'd)

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This presentation relates to the proposed Business Combination between Magnum Opus and ASIG. This presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. ASIG intends to file a Registration Statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Magnum Opus shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Magnum Opus and ASIG will also file other documents regarding the proposed Business Combination with the SEC. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF MAGNUM OPUS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Magnum Opus and ASIG through the website maintained by the SEC at www.sec.gov. The documents filed by Magnum Opus and ASIG with the SEC also may be obtained free of charge upon written request to Magnum Opus Acquisition Limited, Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

Participants in Solicitation

Magnum Opus, ASIG and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Magnum Opus' shareholders in connection with the proposed Business Combination. You can find information about Magnum Opus' directors and executive officers and their interest in Magnum Opus can be found in Magnum Opus' Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was originally filed with the SEC on February 17, 2022, as amended on February 23, 2022. A list of the names of the directors, executive officers, other members of management and employees of Magnum Opus and ASIG, as well as information regarding their interests in the Business Combination, will be contained in the Registration Statement on Form F-4 to be filed with the SEC by ASIG. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Trademarks and Trade Names

ASIG and Magnum Opus own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The user or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with ASIG or Magnum Opus, or an endorsement or sponsorship by or of ASIG or Magnum Opus. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that ASIG or Magnum Opus will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

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Confidential Index 3 I. Executive Summary II. ASIG Overview III. Social IV. Games V. E - Commerce VI. M&A Framework VII. Transaction Overview VIII. Appendix

Confidential I. Executive Summary

Confidential I: Our Vision 5 Creating Social Experiences, Community and Utility for Global Emerging Market Consumers

Confidential

I: ASIG Snapshot: *Leading Social Ecosystem Across Emerging Markets*

4 Social Product Verticals

Social

Live interaction focused social platforms

Games

Next generation mobile social games

E-Commerce

hekka.

Direct-to-Consumer social E-commerce

Payments

UPPAY

Multi-regional payment aggregation platform

5 Key Operating Markets


Americas
Middle East and North Africa
South Asia
Greater China and East Asia
Southeast Asia

Key Markets of Operation · Office Locations

100%+ 2021 Revenue Growth(1)	**480m+** Users(2)	**150+** Countries & Regions(2)	**35m+** Monthly Active Users(2,3)	**18** Offices(2)

Source: Company Information

1. In 2021
2. As of Dec. 31, 2021
3. “Monthly Active Users” refers to unique users who used ASIG services at least once in a month

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Confidential

I: Key Investment Highlights

Asia Innovations Group

1. Leading social consumer internet platform in emerging markets at scale with over 35+ million MAUs across 150+ countries and regions[1]
2. Long term secular macro tailwinds from growing digitalization and rising spending of emerging market consumers

Well Positioned in High-Growth Emerging Markets

3. Synergistic product offerings with high engagement and organic growth
4. Unique opportunity for accretive acquisitions across ASIG's verticals in emerging markets

Tangible Levers for Organic and Inorganic Growth

5. Public market ready management team supported by world class investors and listing partners

Ready to Scale as a Public Company

Source: Company Information
1. As of Dec. 31, 2021

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Confidential I: Strategy: Our Flywheel of Social Enabled Emerging Market Growth 8 Accelerating Further Growth Providing Operational and User base Synergies Benefiting from Secular Macro Tailwinds Driving Further Engagement and Monetization Emerging Markets Accretive Acquisition Opportunities Social Platform s As Core Social E - commerce, Games, and Payments

Confidential

I: Market-Leading Apps Across Multiple Geographies and Verticals

Top 1

Fastest Growing **Live Streaming App** Globally[1]

Top 4

Fastest Growing[2] **Social App** Globally on Android

Top 2 & 4[3]

Social Dating Apps Globally by Downloads on Android


Middle East and North Africa
Americas
Greater China and East Asia
Southeast Asia
South Asia
Key Markets of Operation

Source: Sensor Tower

1. By YoY Growth in downloads across Android and iOS platforms in 2021
2. By QoQ growth in revenue generated on Android platform for 4Q21
3. CuteU ranks 2nd and Lamour ranks 4th in global social dating apps by 2021 Android downloads

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Confidential 7.7% 6.9% 6.5% 3.5% 3.6% Southeast Asia North Africa South America Middle East G7 I: Emerging Markets Have Powerful Secular Macro Tailwinds 10 EM Median: 5.9% Source: IMF World Economic Outlook Database (Apr. 2022), Boston Consulting Group Note: G - 7 countries consist of Canada, France, Germany, Italy, Japan, the United Kingdom, the United States 1. Median GDP measured in local currency Population Growth: expected to grow by 1 billion over the next decade Rise of the Consumer Class: annual household private spending growing 3x faster than developed markets Rapid Urbanization: >500 million people moved from countryside to urban areas since 2007 Digital Leapfrogging: >2.6 billion people online , principally through mobile devices Emerging Markets Expected to Continue to Outperform G7 Key Growth Themes of Emerging Markets Emerging Markets G7 2022E – 2027E Nominal GDP (1) CAGR

Confidential 4.4% 1.4% EM G7 5.6% 3.3% EM G7 I: Emerging Markets GDP Has Outperformed Throughout Economic, COVID and Capital Market Cycles 11 Nominal GDP CAGR (1) 2013 – 2018 Pre - COVID Era 2019 – 2021 the COVID Era 2022E – 2027E Post - COVID Era Source: IMF World Economic Outlook Database (Apr. 2022) Note: Emerging Markets comprise South America, Middle East, Southeast Asia, and North Africa; G - 7 countries consist of Canada, F rance, Germany, Italy, Japan, the United Kingdom, the United States 1. Median of GDP measured in local currency

Confidential I: Emerg ing Markets Present Significant Opportunity for Mobile Monetization 12 Source: GSMA, Frost & Sullivan, Pew Research, Online Press Note: Terms abbreviated – Average Revenue Per User (“ARPU”) 1. YoY growth rate of 2020. Developed countries represented by the US 2. EM data as of 2019. Developed countries represented by the US, data as of 2021 3. Live Social ARPU growth for 2018 – 2024 E EMs Developed Countries 21% 8% Fast growth in social monetization 21% CAGR (3) Fast smartphone growth 16% YoY (1) 16% 3% % Population Covered by 3G+ Mobile Network EM: Faster Growth in Smartphone Adoption & Monetization Majority of users mobile only 54% (2) 54% 15% Younger population ~28 years old 22 26 28 30 32 39 44 Middle East North Africa South Asia SE Asia South America US EU 80% 91% 75% 51% 98% 96% 95% 82% APAC Americas Middle East Africa 2015 2021 +18% +4% +20% +31% Median Age Smartphone User Base Growth % of Mobile Only Users Live Social ARPU Growth

Confidential I: Why We Are Going Public Now 13 Source: Company Information, Company press release 1. In terms of 2021 revenue disclosed in public fillings for consumer internet companies (for avoidance of doubt, this excludes Fin Tech companies) that announced a public listing or SPAC merger on the NYSE or Nasdaq, between January 1 and September 28, 2022, with an equity value in excess of US$2 billion at announcement. ASIG is the largest (1) consumer internet company to announce a listing in the US in 2022 Public market listing increases brand equity to accelerate organic growth A unique partnership of company builders, private M&A practitioners, and public investors best able to navigate a volatile market Access to capital markets will accelerate accretive acquisitions in our key verticals across emerging markets

Confidential I: ASIG Will Be Among the First Cohort of EM Consumer I nternet Companies Listed in the US 2015/12 1 7 2022/6 Source: Capital IQ 1. Consumer internet companies that cater to consumers taken from a list of NYSE - and NASDAQ - listed companies with the following in dustry classifications: Interactive Media and Services, Internet and Direct Marketing Retail, IT Services, Software, Interactive Home Entertainment, Educational and Training Software, Entertainment Software 2. Includes all companies from footnote 1 except for companies included in the Emerging Markets groups Consumer Internet Companies (1) 14 Emerging Markets 32 91 US and Dev. Economies (2) ASIG is the largest consumer internet company SPAC Merger announced YTD in 2022 from Emerging Markets

Confidential I: Public Listing Will Empower and Accelerate Organic and Inorganic Growth Source: Company Information 1. Could be achieved through better monetization and/or horizontal and vertical expansion 15 Organic Inorganic High organic growth at scale makes ASIG a partner of choice for targets to help realize their potential (1) Public listing enhances global brand equity and awareness to accelerate ASIG’s organic growth Public listing creates a unique global platform and access to capital markets for smaller consumer Internet companies across Emerging Markets To be among the first cohort of Emerging Market publicly listed Consumer Internet Companies Operations span key consumer verticals and emerging market regions Virtuous Cycle Driving Sustained Growth and Profitability Accretive acquisitions expand ASIG’s organic revenue, profit, and operations in core verticals

Confidential I: Deep Bench of Expertise Combining Entrepreneurship and World - Class Financial Experience 16 Andy Tian Co - Founder & CEO Yun Ouyang Co - Founder & President Ning Liu CTO Darren Huang CFO Jonathan Lin Chairman & CEO Co - Founder and CIO, L2 Capital Former MD, Point72 Frank Han President Co - Founder and Partner, L2 Capital Former Principal, Blackstone Kevin Lee CFO Co - Founder and Partner, L2 Capital Source: Company Information Leading Consumer Internet and Technology Public Company Experiences Global Public and Private Institutional Investment Expertise

Confidential

I: Backed by Marquee Institutional and Individual Investors

Institutional: Global TMT

KPCB | KLEINER PERKINS CAUFIELD BYERS

MSA

WICKLOW CAPITAL

Index Ventures

WHITE STAR CAPITAL

VENTECH

Individuals: Leaders in Internet, Emerging Markets, Finance



Fritz Demopoulos

Founder, Queens Road Capital
Co-founder/CEO, Qunar

去哪儿? Qunar.Com



Hugo Barra

CEO, Detect
Ex VP VR, Meta
Ex VP Global, Xiaomi

Meta



Guru Gowarappan

Co-founder, Bali Venture Partners
Ex CEO, Yahoo+ Verizon Media

verizon yahoo!



Sudesh Iyer

Co-founder, Sony Entertainment Television

SONY



Mike Krieger

CTO and Co-founder of Instagram

Instagram



Daniel Alegre

President and COO, Activision Blizzard
Ex President, Global Retail, Google

Activision Blizzard Google



Shishir Mehrotra

Co-founder/CEO, Coda
Ex CPO/CTO, Youtube

YouTube



Kester Ng

Co-CEO, Black Spade Acq.
CEO, GRE Invest. Advisors
Ex Chairman, JP Morgan ECM APAC

Black Spade Acquisition J.P.Morgan

Source: Company Information

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Confidential I: Unique Partnership with Public Investors and Private M&A Practitioners to Navigate Public Markets 18 Emerging Markets Accretive Acquisition Opportunities Social Platform s As Core Social E - commerce, Games, and Payments Optimizing performance and process driven M&A Public Investment & Analysis Capability Deep public buy - side , sell - side , and research relationships Private M&A Expertise The combination of ASIG’s operational management with OPA’s financial expertise will accelerate the flywheel that creates long - term shareholder value

Confidential II. ASIG Overview

Confidential II: Highly Synergistic Social, Entertainment, and Commerce Ecosystem Built Upon ASIG’s Global Infrastructure to Satisfy Full Spectrum of Users’ Needs 20 Fulfill User Needs in Largest Categories with Social Enabled Products Source: Company Information Powered by Global Payment, Technology, and Operation Infrastructure Social To socialize and connect with others Games To entertain E - Commerce To shop for daily living Emerging Market Users

Confidential II: Diversified Business Architecture Provides Sustained Growth and Resilience in T oday’s Uncertain Macroeconomic Environment 21 Hi gh Pay Rate MARPPU Low Hi gh Lower income Mass market users Medium - high Income users Male - Centric Female - Centric Medium - high Income users Higher income users Source: Company Information Note: Terms abbreviated – Monthly Average Revenue per Paying User (“MARPPU”) 1. Mainland China accounts for only 10% of 2021A revenue as business continues to focus on EM 2. Games and E - commerce segments together comprised less than 1% of 2021A revenue Numerous Sources of Revenue Generated Globally Optimal Coverage for Different Target User Segments 20% 17% 17% 16% 10% 9% 6% 3% Middle East and North Africa East/South East Asia Taiwan Americas Mainland China South Asia Hong Kong & Macau RoW Diversified Product Portfolio 66% 24% 5% 4% 1% Video Dating Payment Voice Ads $265m $265m (1) 2021 Revenues by Region 2021 Revenues by Product (2)

Confidential II: Robust Historical Financial Performance and Significant Future Growth Potential 22 Source: Company Information, Shopify Research, Frost & Sullivan, Newzoo, GroupM Note: Terms abbreviated – Total Addressable Market (“TAM”); “E” in the context of financials, refers to an estimate 1. Live Social Market represents video / voice centric, dating centric, and fan centric Large and Growing TAM s in ASIG’s Industry Verticals Robust Financial Performance 128.8 265.3 2020A 2021A +106% ASIG has demonstrated strong revenue growth in challenging macroeconomic conditions, highlighting the fundamental strength of its business Large and Growing TAM s in ASIG’s Industry Verticals E - Commerce 2020 $4tn 2024E $7tn CAGR: 16% Mobile Games 2020 $87bn 2024E $116bn CAGR: 8% Live Social (1) 2020 $78bn 2024E $149bn CAGR: 18% Group Revenue ($m)

Confidential 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% – 2 4 6 8 10 12 14 16 18 20 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E % of Non - Working / Waking Hours Market Capitalization ($tn) Time Spent Online Time Spent Offline MAANGM II. Our North Star: User Engagement Drives Valuation of Consumer Internet Platforms Time spent drives shareholder returns 23 Source: Bloomberg. Market data as of Oct. 4, 2022 1. Combined market capitalization of Meta, Apple, Amazon, Netflix, Alphabet and Microsoft as proxy of industry leaders in consum er and enterprise time spent (1) Time spent offline Time spent online

Confidential II: We Have Built a Highly Captivating Platform Able to Attract Users and Grow Engagement 24 Source: Company Information 1. Combined users from live video business, dating business, and voice business 2. Monthly data for Dec. 2020 and Dec. 2021 respectively, including overall ASIG users 3. Average daily time spent per active user; monthly data for Dec. 2020 and Dec. 2021 respectively; referring to Uplive users sp eci fically YoY Growth: 82% 2020 77bn 2021 140bn Accumulated Number of Messages Sent by Social Apps Users (1) YoY Growth: 51% 2020 23m 2021 35m Monthly Active Users (2) YoY Growth: 15% 2020 61 mins 2021 70 mins Average Daily User Time Spent (3)

Confidential II: We Have Systematically Expanded Global Operations to Support Rapid Growth 25 E - Commerce & Games Product Expansion Social (1) Payments Geographic Expansion (2) Greater China (1) SE Asia (1) South Asia S. America & RoW Middle East and North Africa N. America Build Up Phase – Geo expansion Scaling – Product expansion Use social to build up global, multi - market operations Scale to the largest consumer segments Expansion Phases # of Offices 8 15 18 Note: Terms abbreviated – Rest of the World (“RoW”) 1. Started before 2016 2. Indicates timing for the establishment of ASIG office(s) in each of the region 2016 2017 2018 2019 2020 2021 2022

Confidential

II: Generating Real ESG Impact Across Emerging Markets

Proactive

- Leverage our global reach, massive KOL base and user base
- Empower under-privileged communities & Provide equal opportunity to thrive

18m
Uplive's total **EM** streamers since app launch

58%
of **EM** creators' monthly income are below $200[1]

135%
YoY growth in **EM** creators pay in 2021


Proactive
EM Community Empowerment
ASIG's ESG
Leveraging Our EM Focused Category Leading Social Apps
Protective
Content Review and Protection

Protective

- Dedication to Content Oversight
- Ensure our platforms are used to promote positive, safe, fun and culturally appropriate content

- AI-powered system reviews content
- Dedicated content review team of ~400 employees and contractors
- Community-based reporting system for end-user content monitoring
- Strict contractual penalties for content creators

Source: Company Information, Company streamer surveys
1. Excluding income from ASIG; data as of Mar. 2022

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Confidential II: Bringing Mobile Social Innovations to Consumer Brands and Industry Leaders Across Emerging Markets 27 … Source: Company Information Partnerships with Prominent Global Brands Global Accolades US Congressional recognition for Uplive’s service to the autism community Innovative Social App award from Rotana, one of the largest media groups in Middle East

Confidential III. Social

Confidential III: Continuously Innovating and Expanding Our Social Portfolio 29 2020 Social Dating ▪ Second generation social dating app ▪ Immediate matching across regional and language barriers ▪ Video - based social dating app ▪ Making online dating more fun, visual, and interactive Social Dating 2019 ▪ Our flagship live video app ▪ The “root” of all other social apps in our ecosystem Live Video 2016 2019 Live Voice ▪ Audio - only social app ▪ Inspired by local insights from Uplive in Middle East and North Africa where users are more comfortable socializing with only voice Virtual Gifting Many - Many Live Voice In - App Social Games Real - time Translation Many - Many Live Video Shared Features Across Social Apps Uplive Haya Lamour CuteU

Confidential

III: Video: *Uplive is the Fastest Growing Global Live Social Platform with Strong ROI*

Overview

- Launched in 2016, Uplive is the top live video app in key markets globally
  - #1 fastest growing live streaming app globally by downloads[1]
  - #3 fastest growing social app globally by revenue on Android[2]
- Foundational product driving platform value

Leading Audience	Highly Engaged	Young & Diverse
290m Registered users[3]	**70** Avg. user minutes / day[4]	**150+** Countries and regions[3]
17m MAU[4]	**217** Avg. paying User minutes / day[4]	**92%** Streamers under 35 years old[3]
21m Registered streamers[3]		**45%** Cross-border gifting interactions / total[3]

Source: Company Information, Sensor Tower

Note: Terms abbreviated – Monthly Active Users ("MAU"), Return on Investment ("ROI")

1. By YoY growth in downloads across Android and iOS platforms in 2021
2. By QoQ growth in revenue generated on Android platform for 4Q21
3. As of Dec. 31, 2021
4. Monthly data for Dec. 2021
5. Average ROI: Cumulative gross profit over total user acquisition spend for 2017 to 2021 user cohorts

Revenue Growth Backed by Rapidly Increasing ROI

Average Cumulative ROI by Cohort[5]


41%
94%
133%
192%
Year 1
Year 2
Year 3
Year 4

Video Revenues ($m)


15.0
17.3
19.8
24.3
30.6
38.4
46.9
58.4
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

30

Confidential III: Video: Organic Growth and High Return on Investment Driven by Natural Virtuous Cycle 31 Source: Company Information Note: Terms abbreviated – User Generated Content (“UGC”) Opportunity to earn from a bigger audience Wider range of live video content and interactions Virtual Gifting Social Games Subscription Services Value Added Services Generate multiple revenue streams Content Consumers  As more creators join Uplive, they bring more of their fans to the platform  More creators, more content, more fun ways to interact drive more overall organic user growth x Group social streaming x Curated streamers x UGC streamers x Social features such as games Provide social interactions and content  More creators are incentivized to join the platform as the number of users increase  This fosters constructive competition leading to higher - quality content and interactions with users Content Creators

Confidential III: Video: Rewarding User Loyalty to Enhance Monetization 32 Source: Company Information Gamification to Incentivise User Engagement & Spending Unique Blend of Social and Gamification… …Continuously Converts Users into Higher Paying VIPs Highlighted Messages in Chatrooms Exclusive VIP Virtual Gifts Enhanced Social Features Rewarding Highly Engaged Users And Many More… Levelling Mechanism Achievement System VIP 1 VIP 4 VIP 7 - 10 Minimum Monthly User Spend to Achieve VIP Tier ($) Growth in VIP Subscribers (2021 relative to 2019) $143 $2,857 $28,571 + 2.7x 2.9 x 3. 7 x

Confidential 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Jan 20 Apr 20 Jul 20 Oct 20 Jan 21 Apr 21 Jul 21 Oct 21 50 53 56 59 62 65 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 III: Video: Highly Engaging, with Strong Retention and Continuously Improving Monetization 33 $236 $308 2020 2021 Source: Company Information Note: Terms abbreviated – Average Revenue per Paying User (“ARPPU”) 1. Defined as paying users who did not download the apps through advertisements on direct advertising platforms such as Google a nd Facebook 2. For all users who joined prior to the referenced year (i.e., 2020 figures refers to ARPPU generated in 2020 from users who jo ine d the platform prior to 2020) +31% Video Average Time Spent Per Day (minutes) Payer Retention by Cohort % of Organic Paying Users (1) Annual ARPPU (2) 12 - month 3 - month 1 - month 62 mins 81% 67% 38% 66% 69% 2020 2021

Confidential III: Dating: Creating Meaningful Real - Time Connections 34 ▪ Launched Lamour in 2019 and CuteU in 2020 ▪ CuteU is the #2 global social dating app by downloads on Android (1) Dating User Average Daily Time Spent (3) (minutes) Dating Revenues ($m) Leading Audience Highly Engaged Users 193m Registered users (2) 46% Response rate within 1 minute (2) #2 CuteU’s ranking in global social dating apps (1) 3.2bn Accumulated “matches” (2) Web - Based Dating Mobile App - Based Dating Online Social ASIG Apps Source: Company Information, Sensor Tower 1. By 2021 Android Downloads 2. As of Dec. 31, 2021 3. Average daily time spent per active user Overview Key Performance Indicators 20 25 30 35 40 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 11.6 9.4 8.9 9.2 10.8 16.0 19.4 16.2 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 35 mins Transactional dating focused on being a tool for physical meet ups Facilitates online interactions and socialization Online Social Discovery Evolution

Confidential III: Voice: Provides Alternative Live Social Interactions on Global Scale 35 ▪ Launched Haya in 201 9 and Lailai in 2021 ▪ M ulti - participant voice - only interactive social platform Source: Company Information 1. Refers to Lailai only Overview Key Performance Indicators (1) December 2021 vs. April 2021 1.6x Higher MAUs 1.7x Higher Paying Users 1.6x Increase in Gross Profit

Confidential

III: Payments: *Monetizing Unbanked Communities in Emerging Markets*

Problem
Large Unbanked Population in EM Are Unable to Pay and Get Paid

~60% of the population are **unbanked** in many Emerging Markets[1]



Key problems for ASIG businesses

- Users cannot pay
- Creators cannot receive revenue share

Solution
One Integrated Global Payment Aggregator

Now

Payments via regional channels[2] > Accounted for **39%** of 2021 Uplive revenue

UPPAY

ASIG Payment Aggregation Platform



Integration of 60+ regional payment channels globally

Payments via non-banking channels > Accounted for **60%** of 2021 Uplive payment to creators

Future

- Support other global merchants to collect revenue from emerging markets
- Provide further fintech solutions to ASIG's unbanked user base

Source: World Bank's Global Findex Database 2021

1. Refers to population above 15 years old; Emerging Markets definition includes Middle East and North Africa (excluding high income), South Asia, and Sub-Saharan Africa (excluding high income)
2. Payment channels excluding bank transfers, Google Pay, and Apple Pay

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Confidential IV. Games

Confidential Maximized ROI on user acquisition Effective influencer promotion Locally relevant in - game content Cross - promotion to a massive user base 38 Battle - tested, ROI - based user acquisition methodology 22m+ streamers and KOLs from 1 5 0+ countr ies (1) Localized operational capabilities supported by 1 8 global offices Highly engaged 480m+ global users on our social platforms (1) 68 116 2019A 2024E Global Consumer Spending on Mobile Games ($bn) Source: Newzoo 2021 Global Mobile Market Report Note: Terms abbreviated – Return on Investment (“ROI”) 1. As of Dec. 31, 2021 IV: Games: Clear Strategy and Leverage Social Foundation to Capture a Large TAM Market Opportunity ASIG’s Strategy & Edge ASIG’s Global Strength Implication for Games Segment

Confidential

IV: Our Games Team has an Extensive and Proven Track Record

Proven Track Record of Developing High-Revenue Games Prior to Joining ASIG…

~$75m annual revenue[1]

One of the most profitable titles for a China publisher in 2021

Game A
Strategy RPG

~$50m annual revenue[1]

One of the top 3 ACG games published outside of China

Game B
Turn-Based RPG

~$40m annual revenue[1]

Broke the Three Kingdoms card game records in the Japanese market

Game C
3D Card RPG

.. And Extensive Experience with Global Mainstream IPs Prior to Joining ASIG

Collaborated with Major IP Owners…

- Multinational Mass Media and Entertainment Companies
- World-Class Video Games Creators and Publishers

…to Develop & Publish Games on Well Known Global IPs

- Distinguished Western Films, Television Series, and Games
- Legacy Japanese Games and Popular Anime Series

Source: Company Information
Note: Terms abbreviated – Animation, Comics, and Games Subculture (“ACG”)
1. Annualised revenue shown represents the annual run rate for the period Jan. 2020 – Jun. 2021

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Confidential Project Reversal Project Kimi Project Rainbow Project Star Project Stories Project Kingdoms Project Detective Project Heroes Project New Beat Project Puzzle 40 Puzzle games to cater Source: Company Information, Google Play Store, Press Search Note: Terms abbreviated – Role - Playing Game (“RPG”) 1. Figures shown are annualised revenue representing the annual run rates for the period Jul. 2021 – Oct. 2022 (King's Choice), Mar . 2019 – Oct. 2022 (Raid: Shadow Legends), Oct. 2020 – Oct. 2022 (Illusion Connect), Apr. 2019 – Oct. 2022 (AFK Arena), Feb. 2020 – Oct. 2022 (Match Masters), May. 2016 – Dec. 2017 (RO: Idle Poring), Sep. 2016 – Oct. 2022 (Choices), J ul. 2019 – Oct. 2022 (State of Survival), Dec. 2021 – Oct. 2022 (Tower of Fantasy) IV: Full Game Development Pipeline Through to 2024 2022 2023 2021 2024 Project Name Status Simulated Roleplay Game Mobile Strategy Game Open - World Action RPG Idle RPG Game Type Simulation RPG Simulation RPG 3D RPG Real - time Action Strategy Game Classic Turn - Based RPG Puzzle Game King's Choice ~$50 - 80m Raid: Shadow Legends ~$300 - 400m Illusion Connect ~$20 - 40m AFK Arena ~$200 - 500m Match Masters ~$70 - 90m RO: Idle Poring ~$30 - 60m Choices ~$70 - 120m State of Survival ~$500 - 600m Tower of Fantasy ~$100 - 150m Comparable Game (1) NA Launched In Development

Confidential V. E - Commerce

Confidential

V: E-Commerce: Capitalizing on the Strong Trend of Social Commerce

Market Trend: E-commerce is Growing More Social

Global E-Commerce Sales ($bn)



10% CAGR
5,200
6,900
2021A
2024E

Global Social Commerce Sales ($bn)



31% CAGR
732
1,639
2021A
2024E

ASIG's Strategy & Edge

Direct-to-Consumer E-commerce Platform: Launched in late 2021, offering best quality consumer products across electronics and fashion to capture wide user segments

Seasoned E-commerce Team Members: Leadership team comprised of veterans with 10+ years experience in global Direct-to-Consumer ecommerce

World-class Supply Chain Capabilities: Deep warehouse and logistics capabilities

Demand side Synergies: leveraging ASIG's social userbase, influencers, and global operational infrastructure

Source: eMarketer, Influencer Marketing Hub
Note: Terms abbreviated – Enterprise Resource Planning ("ERP")

42

Confidential V: Uplive x Hekka – Well Positioned to Capitalize on the Social Commerce Opportunity 43 Source: Company Information, Accenture Research, SOCi 1. Not associated with ASIG The Power of Social Commerce Has Been Proven in East Asia Future of Uplive x Hekka: Integration of Social Connection and E - commerce Transactions $3bn Record One - day Sales Figure Achieved by Just 2 Top Live Streamers (1) in East Asia $400bn Sales Generated by Leading Social Commerce Platforms in 2021 Alone Many Countries are Expected to Q uickly Adopt Social Commerce 21 – 25 Social Commerce Market Size CAGR x Potential Features Content - Driven Content created by brands or consumers that drive discovery, engagement, and calls to action Experience - Driven Shoppers participate in interactive shopping experiences along the journey Network - Driven People leverage their network to obtain bulk discounts, drive sales and earn commissions In - app Store / Catalog Shoppable Post Group Buying Referrals Gamification Live - Streaming … … … Emerging Markets 59% 30% India Brazil Developed Markets 27% 25% UK US

Confidential VI. M&A Framework

Confidential Top 100 - 200 Companies in a Vertical Revenue Threshold Profit Margin Threshold P/E or P/Sales Threshold VI: Process - Driven Framework for Evaluating Accretive M&A 45 Management Team Market Capital Efficiency Competitive Position Synergy ▪ Management Team: Founder / core team assessments ▪ Market: Market size and growth ▪ Capital Efficiency: Financial performance, ROI analysis and Valuation ▪ Competitive Position: Relative Financial performance / ROI analysis ▪ Synergy: Quantify synergy to ASIG and to target Target Selection Criteria 5 - Dimensional Rating Methodology for Deep Assessment 30+ Games E - Commerce Social Source: Company Information Note: Terms abbreviated – Return on Investment (“ROI”) Supported by ASIG Management Team’s Track Record in M&A at Zynga and Tencent and further strengthened by OPA’s experience Potential Acquisition Targets in Emerging Markets

Confidential 57% Growth 9 Months 2021 Revenue vs 2020 Full Year (1) 2020A 2021A (April to December) VI: Lailai Case Study: ASIG’s Post Merger Integration & Synergies in Action 46 Acquisition Completed in April 2021 Lailai Revenue Proven Synergies & Post Merger Integration Source: Company Information Note: Terms abbreviated – Return on Investment (“ROI”) 1. Based on 2020 pre - acquisition target financial information and 2021 ASIG financial information Integrated ASIG’s ROI driven user acquisition framework for profitable growth User Acquisition Business Intelligence Actively supported Lailai’s product development via data analytics Global Expansion Enabled Lailai to start multi - market expansion Technology Provided back - end and front - end technology stack and libraries HR Management Lailai switched to ASIG’s management, review process, and culture development programs Finance Integrated Lailai into ASIG’s financial management and reporting systems

Confidential VII. Transaction Overview

Confidential

VII: Transaction Summary

Overview

- The proposed business combination (the "Transaction") between ASIG and OPA provides for an equity valuation of $2.5 billion for the combined company
- Transaction expected to close in Q1 2023 subject to customary closing conditions and approvals
- 100% equity rollover by existing ASIG shareholders, with no secondary proceeds
- At closing of the Transaction, equity roll-over by ASIG shareholders[(1)] is expected to represent ~90.5% of the combined company's[(2)] equity value
- ASIG expects to receive estimated gross transaction proceeds of $200 million in cash from OPA's IPO proceeds held in trust (assuming no redemptions), plus up to $150 million from a contemplated post-announcement capital raise (expected to be funded by new investors prior to closing of the Transaction)

Pro Forma Ownership[(2)]


New Investors(7)
6.7%
OPA Shareholders
8.0%
Holders of OPA Founder Shares
1.5%
ASIG Shareholders Rollover at Closing
ASIG Existing Shareholders
83.8%

Sources and Uses ($m)

Sources		**Uses**	
Cash in Trust[(3)]	$200.0	Cash to Balance Sheet[(5)]	$170.0
Equity Rollover[(4)]	$2,262.5	Equity Rollover	$2,262.5
Founder Shares of OPA	$37.5	Est. Transaction Expenses[(6)]	$30.0
		Founder Shares of OPA	$37.5
Total Sources	**$2,500.0**	**Total Uses**	**$2,500.0**

1. Including both ASIG Existing Shareholders as of September 30, 2022, as well as New Investors who are expected to invest in ASIG in the contemplated post-announcement capital raise and fund their investment prior to closing of the Transaction
2. Assuming ASIG has 250 million ordinary shares issued and outstanding on a fully-diluted basis immediately after closing of the Transaction, which excludes (a) reserved shares for ASIG's equity-based awards, (b) shares and warrants held by Magnum Opus Holdings LLC that are subject to earn-out arrangement, and (c) potential dilution from shares associated with the ASIG warrants converted from OPA's private and public warrants at closing of the Transaction, and on the assumption that all outstanding convertible securities of ASIG immediately before closing will convert into ASIG ordinary shares in connection with the closing. Pro forma post-closing ownership assumes (i) no redemptions by OPA public shareholders, (ii) $150 million proceeds to ASIG from a contemplated post-announcement capital raise conducted through the issuance of convertible bonds; and (iii) cashless exercise of employee stock options pre-closing (calculated using the treasury stock method of accounting)
3. Solely reflects cash from OPA's IPO proceeds held in trust (assuming no redemptions) and does not include any proceeds from the contemplated post-announcement capital raise
4. Equity rollover by ASIG shareholders immediately prior to closing of the Transaction includes existing ASIG shareholders as of September 30, 2022 and will remain fixed regardless of whether or not new investors participate in the ASIG contemplated post-announcement capital raise
5. Cash balance excludes proceeds expected to be received by ASIG from the contemplated post-announcement capital raise
6. Preliminary estimates of total transaction expenses of both ASIG and OPA
7. "New Investors" refers to investors who are expected to invest in ASIG in the contemplated post-announcement capital raise, fund their investment prior to closing of the Transaction and elect to convert any convertible securities of ASIG they purchase in such capital raise into ASIG ordinary shares in connection with the closing

48

Confidential VII : Financial Overview 49 Historical Financial Performance Indicative Average Cumulative ROI by Cohort (3) Monthly Active Users (1) Total Revenue Adjusted Gross Profit (2) US GAAP Operating Margin Underlying Operating Margin (2) 2020 2021 $129 m $265 m 106% YoY % $36 m $51 m 43% ($31 m ) ($102 m) NM $11 m ($3 m) NM 23 m 35 m 51% Source: Company Information; NM – Not meaningful Note: Terms abbreviated – Return on Investment (“ROI”) 1. Monthly figures as of Dec. 2020 and Dec. 2021 2. Reconciliation calculations provided in appendix 3. Indicative based on Live Video ROI performance; ROI is calculated as cumulative gross profit over total user acquisition cost s f or 2017 to 2021 user cohorts 41% 94% 133% 192% Year 1 Year 2 Year 3 Year 4 We have frontloaded investments in user acquisition throughout 2021, which has historically generated an attractive ROI

Confidential VIII. Appendix

Confidential VIII: Reconciliation of Adjusted Gross Profit and Underlying Operating Margin 51 Source: Company Information ($m) 2020 2021 Comment Revenue 129 265 ▪ 100%+ Growth COGS 97 225 ▪ Higher COGS to support additional revenue growth as well as investment in building up new geographies Gross Profit 32 40 Staff and Other Costs 4 11 ▪ Excludes staff costs and related staff expenses from COGS that are reallocated to SG&A Adjusted Gross Profit 36 51 ($m) 2020 2021 Comment Operating Margin (31) (102) User Acquisition Costs 42 99 ▪ We are able to retain payers for multiple years despite expensing all user acquisition costs upfront Underlying Operating Margin 11 (3)

Confidential

Risk Factors

ASIG and Magnum Opus are subject to a broad spectrum of risks and uncertainties that may lead to actual events, results or performance to differ materially from what is represented in this representation. Key risk factors include:
Risks Related to ASIG's Business and Industry

ASIG has substantial operations in multiple jurisdictions and plans to continue increasing penetration of its products in its existing and new markets. If ASIG fails to meet the challenges presented by international operations, its business, financial condition, results of operations and prospects may be materially and adversely affected.

ASIG's business is affected by changes in regional and global political, social and economic environments.

ASIG has a limited operating history in a new and dynamic industry, which may make it difficult to evaluate the viability and sustainability of its business and growth.

ASIG may fail to maintain or grow the size of its user base or the level of engagement of its users.

The markets in which ASIG operates are highly competitive, and ASIG faces competition in several major aspects of its business, with low switching costs and a consistent stream of new services and entrants. If ASIG fails to compete effectively, its business, financial condition and results of operations may be materially and adversely affected.

The success of ASIG's services will depend, in part, on its ability to access, collect, and use personal data about its users. and subscribers.

ASIG's revenue growth is significantly dependent on average monthly paying users and ARPPU. IF ASIG fails to grow or maintain its average monthly paying users and increase ARPPU, its business operation and financial results may be materially and adversely affected.

As the distribution of ASIG's services through app stores increases, in order to maintain its profit margins, ASIG may need to offset increasing app store fees by decreasing traditional marketing expenditures, increasing user volume, or monetization per user or by engaging in other efforts to increase revenue or decrease costs generally, or ASIG's business, financial condition, and results of operations could be adversely affected.

ASIG may not be able to effectively prevent misconduct and misuse of its apps by its users and may be held liable for information or contents displayed on, retrieved from or linked to its apps, which may adversely impact its brand image, business and operating results.

If ASIG fails to develop, upgrade and apply its technologies to support and expand its business, its business may be materially and adversely affected.

ASIG's success depends, in part, on the integrity of third-party systems and infrastructure.

ASIG has incurred, and in the future may continue to incur, net losses and may fail to monetize its business effectively.

Negative publicity involving ASIG, its users, contents on its apps, its management or its business model may materially and adversely affect its reputation, business, financial condition, results of operations and prospects.

Some of ASIG's marketing initiatives, including celebrity and key opinion leader endorsement and use of social media, may adversely affect its reputation.

Major mobile application distribution channels may interpret or change their standard terms and conditions in a manner that is detrimental to ASIG, or terminate their existing relationship with ASIG.

Concerns about collection and use of personal data could damage ASIG's reputation and deter current and potential users from using its products and services. ASIG could be liable for its users' privacy being compromised which may materially adversely affect its reputation and business.

ASIG may not be able to retain, grow or manage its streamers and maintain relationships with streamer agencies.

If ASIG fails to obtain, maintain or renew licenses, approvals, permits, registrations or filings necessary to conduct its operations, of if ASIG is required to take compliance actions that are time-consuming or costly, its business, financial conditions, results of operations and prospects may be materially and adversely affected.

52

Confidential

Risk Factors (Cont'd)

Risks Related to ASIG's Corporate Structure

ASIG relies upon contractual arrangements to establish control over certain entities and government authorities may determine that these arrangements do not comply with existing laws and regulations.

ASIG relies on contractual arrangements with its PRC VIEs and Taiwan Consolidated Affiliated Entities and their respective shareholders for a significant portion of its business operations, which may not be as effective as direct ownership in providing operational control.

ASIG's PRC VIEs and Taiwan Consolidated Affiliated Entities or their respective shareholders may fail to perform their obligations under ASIG's contractual arrangements with them.

ASIG does not have any insurance which covers the risks relating to the Contractual Arrangements and the transaction contemplated thereunder.

Uncertainties exist with respect to the interpretation and implementation of the Foreign Investment Law of the PRC and its Implementation Regulations and how they may impact the viability of ASIG's current corporate structure, corporate governance and business operations.

ASIG may rely on dividends and other payments made by its PRC subsidiaries to fund any cash and financing requirements ASIG may have, and any limitation on the ability of ASIG's PRC subsidiaries to make payments to it could have a material and adverse effect on its ability to conduct its business.

The shareholders of ASIG's PRC VIEs and Taiwan Consolidated Affiliated Entities may have potential conflicts of interest with ASIG.

Contractual arrangements in relation to ASIG's PRC VIEs and Taiwan Consolidated Affiliated Entities may be subject to scrutiny by the local tax authorities and they may determine that ASIG and/or its PRC VIEs or Taiwan Consolidated Affiliated Entities owe additional taxes.

ASIG may lose the ability to use and benefit from assets held by its PRC VIEs and/or Taiwan Consolidated Affiliated Entities if such entities go bankrupt or become subject to a dissolution or liquidation proceeding.

Risks Related to the Countries and Regions in Which ASIG Has Substantial Operations

ASIG operates in various international markets, including certain markets in which it has limited experience. As a result, ASIG faces additional risks in connection with certain of its international operations.

ASIG's business is subject to evolving laws and regulations in various jurisdictions.

The PRC government has significant authority to intervene in or influence a company's operations in mainland China, such as ASIG's, at any time. The PRC government may exert more control over offerings conducted overseas by and/or foreign investment in PRC-based issuers. If the PRC government exerts more oversight and control over offerings that are conducted overseas and/or foreign investment in PRC-based issuers and ASIG were to be subject to such oversight and control, it may result in a material adverse change to its business operations, including its Hong Kong operations, significantly limit or completely hinder its ability to offer or continue to offer securities to investors, and cause its shares to significantly decline in value or become worthless.

Uncertainties arising from the legal system in mainland China, including uncertainties regarding the interpretation and enforcement of PRC laws and the possibility that regulations and rules can change quickly with little advance notice, could hinder ASIG's ability to offer or continue to offer shares, result in a material adverse change to its business operations, and damage its reputation, which would materially and adversely affect its financial condition and results of operations and cause its shares to significantly decline in value or become worthless.

If additional remedial measures are imposed on the "Big Four" PRC-based accounting firms, including ASIG's independent registered public accounting firm, in administrative proceedings brought by the SEC alleging such firms' failure to meet specific criteria set by the SEC with respect to requests for the production of documents, ASIG could fail to timely file future financial statements in compliance with the requirements of the Exchange Act.

Failure to comply with cybersecurity, data privacy, data protection, or any other laws and regulations related to data may materially and adversely affect ASIG's business, financial condition, results of operations and prospects.

53

Confidential

Risk Factors (Cont'd)

Although ASIG believes the permission or approval from, or the filing with, the CSRC, the CAC, or other PRC authorities is not required in connection with the Business Combination under PRC law, it cannot assure you that the regulators in mainland China hold the same position or will not adopt new laws, regulations and rules or detailed implementations and interpretations or will not subsequently require ASIG to undergo the approval procedures and subject ASIG to sanctions. Any action by the PRC government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in PRC-based issuers could have a material adverse effect on ASIG's business, significantly limit or completely hinder ASIG's ability to offer or continue to offer its shares to investors, and cause the value of its securities to significantly decline or become worthless.

Several countries in which ASIG operates impose restrictions on foreign ownership of businesses. Changes in relevant laws and regulations or policies, or the interpretation or application of them, could materially and adversely affect its business, financial condition, results of operations and prospects.

ASIG's international operations subject it to currency fluctuation risks relating to the different currencies in which ASIG conducts its operations and reports the results of its business, and its failure to manage these risks could adversely affect its results of operations.

ASIG's business is subject to inflationary pressures which may materially and adversely affect its business, financial condition, results of operations and prospects.

The contents contained within videos, audios and other content formats on ASIG's apps are subject to complex government regulations.

Regulation and censorship of information disseminated over the internet may adversely affect ASIG's business and subject ASIG to liability for information displayed on or linked to its website.

There are uncertainties associated with laws or regulations in jurisdictions ASIG operates governing property rights of virtual assets and therefore it is not clear what liabilities, if any, ASIG may have relating to the loss of virtual assets by its users.

Restrictions on virtual currency may adversely affect ASIG's results of operations..

Risks Related to Magnum Opus and the Business Combination

Magnum Opus may not have sufficient funds to consummate the Business Combination.

Magnum Opus and ASIG may not be able to obtain Transaction Financing in connection with the Business Combination.

The Business Combination remains subject to conditions that Magnum Opus cannot control, and if such conditions are not satisfied or otherwise waived, the Business Combination may not be consummated.

Magnum Opus may be subject to securities class action and derivative lawsuits, which could result in substantial costs and may delay or prevent the Business Combination from being completed.

Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.

Magnum Opus and ASIG will incur significant transaction and transition costs in connection with the Business Combination.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Magnum Opus' business, including its ability to negotiate and complete its initial business combination, and results of operations.

The foregoing summarizes certain of the general risks related to ASIG and Magnum Opus, and such list is not exhaustive. The foregoing list has been prepared solely for purpose of assisting interested parties in making their own evaluation with respect to the Business Combination and not for any other purpose. You should carefully consider these risks and uncertainties together with the other available information and should carry out your own diligence and consult with your own financial and legal advisors. A more expansive description of the key risk factors will be filed with the SEC as part of the Form F-4 registration statement referred to above and in subsequent filings with the SEC, and such risk factors will be more extensive than, and may differ significantly from, the above summary.

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